SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                     [X]
                 Registrant

                 Filed by a                       [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  (Name of Registrant as
  Specified In Its Charter)
  Fidelity Charles Street Trust

                                 (Name of Person(s) Filing
                                 Proxy Statement, if other
                                 than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.



[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:


FIDELITY ASSET MANAGER
FIDELITY ASSET MANAGER: GROWTH
FIDELITY ASSET MANAGER: INCOME
SPARTAN(registered trademark) INVESTMENT GRADE BOND FUND
FUNDS OF
FIDELITY CHARLES STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund
(the funds), will be held at    an     office of Fidelity Charles
Street Trust (the trust),    27 State     Street   , 10th floor    ,
Boston, Massachusetts 02109 on October 5, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To elect a Board of Trustees.

 2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

 3. To authorize the Trustees to adopt an amended and restated
Declaration of Trust.

 4. To approve an amended management contract for each of Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset
Manager: Income.

 5. To approve an amended management contract for Spartan Investment Grade Bond Fund.

 6. To approve an amended sub-advisory agreement with Fidelity
Management & Research (Far East) Inc. for Fidelity Asset Manager,
Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund.

 7. To approve an amended sub-advisory agreement with Fidelity
Management & Research (U.K.) Inc. for Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund.

 8. To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation for each fund.

 The Board of Trustees has fixed the close of business on August 9, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

ERIC D. ROITER Secretary
August 9, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:


       REGISTRATION                   VALID SIGNATURE



A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA



PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER
FIDELITY ASSET MANAGER: GROWTH
FIDELITY ASSET MANAGER: INCOME
SPARTAN INVESTMENT GRADE BOND FUND
TO BE HELD ON OCTOBER 5, 1999

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Charles Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Asset Manager, Fidelity Asset
Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund (the funds) and at any adjournments thereof
(the Meeting), to be held on October 5, 1999 at 9:00 a.m. at    27
State Street, 10th floor,     Boston, Massachusetts 02109,    a
principal    place of business     of the trust and Fidelity
Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 9, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an
anticipated cost of approxim   ately $15,000 (Fidelity Asset Manager),
$16,000 (Fidelity Asset Manager: Growth), $8,000 (Fidelity Asset
Manager: Income), and $4,000 (Spar    tan Investment Grade Bond Fund),
respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations for Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset
Manager: Income will be paid by the respective fund, provided that for Fidelity Asset Manager: Growth and Fidelity Asset Manager: Income, expenses do not exceed the funds' expense caps of 1.20% and 0.85%,
respectively. Expenses exceeding Fidelity Asset Manager:    Growth's
    and Fidelity Asset Manager: Income's respective expense cap will be paid by FMR. Each of the aforementioned funds (except Spartan Investment Grade Bond Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations for Spartan Investment Grade Bond Fund will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares of Spartan Investment Grade Bond Fund. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc.
(FIMM), subadviser to the funds, is 1 Spartan Way, Merrimack, New
Hampshire 03054.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset
Manager: Income, provided that for Fidelity Asset Manager: Growth and Fidelity Asset Manager: Income, expenses do not exceed the funds' expense caps of 1.20% and 0.85%, respectively. Expenses exceeding
Fidelity Asset Manager:    Growth's     and Fidelity Asset Manager:
Income's expense caps will be paid by FMR. The expenses in connection with telephone voting for Spartan Investment Grade Bond Fund will be borne by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $18,000 (Fidelity Asset
Manager), $18,000 (   Fidelity     Asset Manager: Growth), $10,000
(Fidelity Asset Manager: Income), and $5,000 (Spartan Investment Grade Bond Fund), respectively.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of May
3   1    , 1999 are indicated in the following table:

Fidelity Asset Manager                717,888,945
Fidelity Asset Manager: Growth        275,577,027
Fidelity Asset Manager: Income         77,015,151
Spartan Investment Grade Bond Fund    127,452,539

 As of May 31, 1999, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.

 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of the funds on May 31, 1999 was as follows:
IUOE, Local #30, Richmond, NY owned of record or beneficially 6.19% of Fidelity Asset Manager and Unisys Corp., Blue Bell, PA owned of record or beneficially 5.50% of Fidelity Asset Manager: Growth. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

 Shareholders of record at the close of business on August 9, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED SEPTEMBER 30, 1998 AND THE SEMIANNUAL REPORT FOR THE FISCAL
PERIOD ENDED MARCH 31, 1999 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 8 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

The following tables summarize the proposals applicable to each fund.


Proposal #  Proposal Description            Applicable Funds           Page

 1.         To elect as Trustees the         All                       4
            twelve nominees presented in
            proposal 1.

 2.         To ratify the selection of       All                       13
            PricewaterhouseCoopers LLP
            as independent accountants
            of the funds.

 3.         To authorize the Trustees to     All                       13
            adopt an amended and
            restated Declaration of Trust.

 4.         To approve an amended           Fidelity Asset Manager     14
            management contract for the     Fidelity Asset Manager:
            fund that would reduce the      Growth Fidelity Asset
            management fee payable to       Manager:  Income
            FMR by the fund as FMR's
            assets under management
            increase, reduce the
            individual fund fee rate,
            and allow future
            modifications of the
            contract without a
            shareholder vote if
            permitted by the 1940 Act.

 5.         To approve an amended           Spartan Investment  Grade  19
            management contract for the     Bond Fund
            fund that would reduce the
            management fee and allow
            future modifications of the
            contract without a
            shareholder vote if
            permitted by the 1940 Act.

 6.         To approve an amended            All                       21
            sub-advisory agreement with
            FMR Far East to allow FMR,
            FMR Far East, and the trust,
            on behalf of the fund, to
            modify the agreement subject
            to the requirements of the
            Investment Company Act of
            1940.

 7.         To approve an amended            All                       21
            sub-advisory agreement with
            FMR U.K. to allow FMR, FMR
            U.K., and the trust, on
            behalf of the fund, to
            modify the agreement subject
            to the requirements of the
            Investment Company Act of
            1940.

 8.         To amend the fundamental         All                       22
            investment limitation
            concerning diversification
            to exclude "securities of
            other investment companies"
            from the limitation.



       1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Charles Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 All nominees named below are currently Trustees of Fidelity Charles Street Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and
Administration Committee (see    page     16) and were appointed to
the Board in March 1997, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert C. Pozen,
each of the nominees is cu   rrently a Trustee of 57 registered
investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr.
Pozen are currently Trustees of 55     registered investment companies
advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)                Principal Occupation**          Year of Election or Appointment

Ralph F. Cox  (67)           President of RABAR              1991
                             Enterprises (management
                             consulting-engineering
                             industry, 1994). Prior to
                             February 1994, he was
                             President of Greenhill
                             Petroleum Corporation
                             (petroleum exploration and
                             production). Until March
                             1990, Mr. Cox was President
                             and Chief Operating Officer
                             of Union Pacific Resources
                             Company (exploration and
                             production). He is a
                             Director of USA Waste
                             Services, Inc.
                             (non-hazardous waste, 1993),
                             CH2M Hill Companies
                             (engineering), Rio Grande,
                             Inc. (oil and gas
                             production), and Daniel
                             Industries (petroleum
                             measurement equipment
                             manufacturer). In addition,
                             he is a member of advisory
                             boards of Texas A&M
                             University and the
                             University of Texas at Austin.

Phyllis Burke Davis  (67)    Prior to her retirement in      1992
                             September 1991, Mrs. Davis
                             was the Senior Vice
                             President of Corporate
                             Affairs of Avon Products,
                             Inc. She is currently a
                             Director of BellSouth
                             Corporation
                             (telecommunications), Eaton
                             Corporation (manufacturing,
                             1991), and the TJX
                             Companies, Inc. (retail
                             stores), and previously
                             served as a Director of
                             Hallmark Cards, Inc.
                             (1985-1991) and Nabisco
                             Brands, Inc. In addition,
                             she is a member of the
                             President's Advisory Council
                             of The University of Vermont
                             School of Business
                             Administration.

Robert M. Gates  (56)        Consultant, author, and         1997
                             lecturer (1993). Mr. Gates
                             was Director of the Central
                             Intelligence Agency (CIA)
                             from 1991-1993. From 1989 to
                             1991, Mr. Gates served as
                             Assistant to the President
                             of the United States and
                             Deputy National Security
                             Advisor. Mr. Gates is a
                             Director of LucasVarity PLC
                             (automotive components and
                             diesel engines), Charles
                             Stark Draper Laboratory
                             (non-profit), NACCO
                             Industries, Inc. (mining and
                             manufacturing), and TRW Inc.
                             (original equipment and
                             replacement products). Mr.
                             Gates also is a Trustee of
                             the Forum for International
                             Policy and of the Endowment
                             Association of the College
                             of William and Mary. In
                             addition, he is a member of
                             the National Executive Board
                             of the Boy Scouts of America.

*Edward C. Johnson 3d  (69)  President, is Chairman, Chief   1981
                             Executive Officer and a
                             Director of FMR Corp.; a
                             Director and Chairman of the
                             Board and of the Executive
                             Committee of FMR; Chairman
                             and a Director of Fidelity
                             Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc., and
                             Fidelity Management &
                             Research (Far East) Inc.

E. Bradley Jones  (71)       Prior to his retirement in      1990
                             1984, Mr. Jones was Chairman
                             and Chief Executive Officer
                             of LTV Steel Company. He is
                             a Director of TRW Inc.
                             (original equipment and
                             replacement products),
                             Consolidated Rail
                             Corporation, Birmingham
                             Steel Corporation, and RPM,
                             Inc. (manufacturer of
                             chemical products), and he
                             previously served as a
                             Director of NACCO
                             Industries, Inc. (mining and
                             manufacturing, 1985-1995),
                             Hyster-Yale Materials
                             Handling, Inc. (1985-1995),
                             and Cleveland-Cliffs Inc
                             (mining), and as a Trustee
                             of First Union Real Estate
                             Investments. In addition, he
                             serves as a Trustee of the
                             Cleveland Clinic Foundation,
                             where he has also been a
                             member of the Executive
                             Committee as well as
                             Chairman of the Board and
                             President, a Trustee and
                             member of the Executive
                             Committee of University
                             School (Cleveland), and a
                             Trustee of Cleveland Clinic
                             Florida.

Donald J. Kirk  (66)         Executive-in-Residence (1995)   1987
                             at Columbia University
                             Graduate School of Business
                             and a financial consultant.
                             From 1987 to January 1995,
                             Mr. Kirk was a Professor at
                             Columbia University Graduate
                             School of Business. Prior to
                             1987, he was Chairman of the
                             Financial Accounting
                             Standards Board. Mr. Kirk
                             previously served as a
                             Director of General Re
                             Corporation (reinsurance,
                             1987-1998) and Valuation
                             Research Corp. (appraisals
                             and valuations, 1993-1995).
                             He serves as Chairman of the
                             Board of Directors of
                             National Arts Stabilization
                             Inc., Chairman of the Board
                             of Trustees of the Greenwich
                             Hospital Association,
                             Director of the Yale-New
                             Haven Health Services Corp.
                             (1998), a Member of the
                             Public Oversight Board of
                             the American Institute of
                             Certified Public
                             Accountants' SEC Practice
                             Section (1995), and as a
                             Public Governor of the
                             National Association of
                             Securities Dealers, Inc.
                             (1996).

*Peter S. Lynch  (56)        Vice Chairman and Director of   1990
                             FMR. Prior to May 31, 1990,
                             he was a Director of FMR and
                             Executive Vice President of
                             FMR (a position he held
                             until March 31, 1991); Vice
                             President of Fidelity
                             Magellan Fund and FMR Growth
                             Group Leader; and Managing
                             Director of FMR Corp. Mr.
                             Lynch was also Vice
                             President of Fidelity
                             Investments Corporate
                             Services (1991-1992). In
                             addition, he serves as a
                             Trustee of Boston College,
                             Massachusetts Eye & Ear
                             Infirmary, Historic
                             Deerfield (1989) and Society
                             for the Preservation of New
                             England Antiquities, and as
                             an Overseer of the Museum of
                             Fine Arts of Boston.

William O. McCoy  (65)       Vice President of Finance for   1997
                             the University of North
                             Carolina (16-school system,
                             1995). Prior to his
                             retirement in December 1994,
                             Mr. McCoy was Vice Chairman
                             of the Board of BellSouth
                             Corporation
                             (telecommunications, 1984)
                             and President of BellSouth
                             Enterprises (1986). He is
                             currently a Director of
                             Liberty Corporation (holding
                             company, 1984), Weeks
                             Corporation of Atlanta (real
                             estate, 1994), Carolina
                             Power and Light Company
                             (electric utility, 1996) and
                             the Kenan Transport Co.
                             (1996). Previously, he was a
                             Director of First American
                             Corporation (bank holding
                             company, 1979-1996). In
                             addition, Mr. McCoy serves
                             as a member of the Board of
                             Visitors for the University
                             of North Carolina at Chapel
                             Hill (1994) and for the
                             Kenan-Flager Business School
                             (University of North
                             Carolina at Chapel Hill,
                             1988).

Gerald C. McDonough  (71)    Chairman of G.M. Management     1989
                             Group (strategic advisory
                             services). Mr. McDonough is
                             a Director of York
                             International Corp. (air
                             conditioning and
                             refrigeration), Commercial
                             Intertech Corp. (hydraulic
                             systems, building systems,
                             and metal products, 1992),
                             CUNO, Inc. (liquid and gas
                             filtration products, 1996),
                             and Associated Estates
                             Realty Corporation (a real
                             estate investment trust,
                             1993). Mr. McDonough served
                             as a Director of
                             ACME-Cleveland Corp. (metal
                             working, telecommunications,
                             and electronic products)
                             from 1987-1996 and
                             Brush-Wellman Inc. (metal
                             refining) from 1983-1997).

Marvin L. Mann  (66)         Chairman of the Board of        1993
                             Lexmark International, Inc.
                             (office machines, 1991).
                             Prior to 1991, he held the
                             positions of Vice President
                             of International Business
                             Machines Corporation ("IBM")
                             and President and General
                             Manager of various IBM
                             divisions and subsidiaries.
                             Mr. Mann is a Director of
                             M.A. Hanna Company
                             (chemicals, 1993) and
                             Imation Corp. (imaging and
                             information storage, 1997).

*Robert C. Pozen  (53)       Senior Vice President, is       1997
                             also President and a
                             Director of FMR (1997); and
                             President and a Director of
                             Fidelity Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc. (1997),
                             and Fidelity Management &
                             Research (Far East) Inc.
                             (1997). Previously, Mr.
                             Pozen served as General
                             Counsel, Managing Director,
                             and Senior Vice President of
                             FMR Corp.

Thomas R. Williams  (71)     President of The Wales Group,   1989
                             Inc. (management and
                             financial advisory
                             services). Prior to retiring
                             in 1987, Mr. Williams served
                             as Chairman of the Board of
                             First Wachovia Corporation
                             (bank holding company), and
                             Chairman and Chief Executive
                             Officer of The First
                             National Bank of Atlanta and
                             First Atlanta Corporation
                             (bank holding company). He
                             is currently a of Director
                             of ConAgra, Inc.
                             (agricultural products),
                             Georgia Power Company
                             (electric utility), National
                             Life Insurance Company of
                             Vermont, American Software,
                             Inc., and AppleSouth, Inc.
                             (restaurants, 1992).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

    As of May 31, 1999 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of the funds' outstanding shares.

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met 11 times during the twelve months ended September 30, 1998. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates, McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended September 30, 1998, the committee held four meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, Mann, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended September 30, 1998, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended September 30, 1998, or calendar year ended December 31, 1998, as applicable.


COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from   Aggregate Compensation from  Aggregate Compensation from
Advisory Board               Fidelity Asset Manager B,C,E  Fidelity Asset Manager:      Fidelity Asset Manager:
                                                           Growth B,D,E                 Income B

Edward C. Johnson 3d**       $ 0                           $ 0                          $ 0

Abigail P. Johnson**,#       $ 0                           $ 0                          $ 0

J. Gary Burkhead**,##        $ 0                           $ 0                          $ 0

Ralph F. Cox                 $ 4,393                       $ 1,720                      $ 251

Phyllis Burke Davis          $ 4,363                       $ 1,708                      $ 249

Robert M. Gates              $ 4,431                       $ 1,735                      $ 253

E. Bradley Jones             $ 4,393                       $ 1,720                      $ 251

Donald J. Kirk               $ 4,451                       $ 1,743                      $ 254

Peter S. Lynch**             $ 0                           $ 0                          $ 0

William O. McCoy             $ 4,431                       $ 1,735                      $ 253

Gerald C. McDonough          $ 5,470                       $ 2,142                      $ 312

Marvin L. Mann               $ 4,360                       $ 1,708                      $ 249

Robert C. Pozen**            $ 0                           $ 0                          $ 0

Thomas R. Williams           $ 4,422                       $ 1,732                      $ 253





COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Spartan Investment Grade     Fund Complex *,A
                             Bond Fund B

Edward C. Johnson 3d**       $ 0                          $ 0

Abigail P. Johnson**,#       $ 0                          $ 0

J. Gary Burkhead**,##        $ 0                          $ 0

Ralph F. Cox                 $ 271                        $ 223,500

Phyllis Burke Davis          $ 269                        $ 220,500

Robert M. Gates              $ 274                        $ 223,500

E. Bradley Jones             $ 271                        $ 222,000

Donald J. Kirk               $ 275                        $ 226,500

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy             $ 274                        $ 223,500

Gerald C. McDonough          $ 337                        $ 273,500

Marvin L. Mann               $ 270                        $ 220,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 273                        $ 223,500



* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

# Effective April 1, 1999, Ms. Johnson serves as a Member of the
Advisory Board of certain trusts, including Fidelity Charles Street
Trust.

## J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of each trust.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as
follows: Ralph F. Cox,   $55, 039; Marvin L. Mann, $55,039; William O.
McCoy, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $2,043, Phyllis Burke Davis, $2,043, Robert M. Gates, $2,043, E. Bradley Jones, $2,043, Donald J. Kirk, $2,043, William O. McCoy, $2,043, Gerald C. McDonough, $2,383, Marvin L. Mann, $2,043, and Thomas R. Williams, $2,043.

D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $800, Phyllis Burke Davis, $800, Robert M. Gates, $800, E.
Bradley Jones, $800, Donald J. Kirk, $800, William O. McCoy, $800, Gerald C. McDonough, $933, Marvin L. Mann, $800, and Thomas R.
Williams, $800.

E For the fiscal year ended September 30, 1998, certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Asset Manager:
Ralph F. Cox, $1,735; Marvin L. Mann, $1,735; William O. McCoy, $1,287; Thomas R. Williams, $1,735. Asset Manager: Growth: Ralph F. Cox, $679; Marvin L. Mann, $679; William O. McCoy, $510; Thomas R. Williams, $679.

 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

       2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty.
   PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in each fund inconsistent with the independence standards pertaining to accountants.

 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

       3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On September 17, 1998, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment
Provisions" on pages    27 and 29.

 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

       4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF
FIDELITY ASSET MANAGER, FIDELITY ASSET MANAGER: GROWTH, AND FIDELITY ASSET MANAGER: INCOME.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contracts). The Amended Contracts would lower two components of the management fee FMR receives from the funds. First, for Fidelity Asset Manager, the individual fund fee rate would be reduced from 0.40% to 0.25% of the fund's average daily net assets, resulting in a net decrease of 0.15% of average net assets. For Fidelity Asset Manager:
Growth, the individual fund fee rate would be reduced from 0.40% to 0.30% of the fund's average daily net assets, resulting in a net decrease of 0.10% of average net assets. For Fidelity Asset Manager:
Income, the individual fund fee rate would be reduced from 0.35% to 0.30% of the fund's average daily net assets, resulting in a net decrease of 0.05% of average net assets. Second, the Amended Contracts modify the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contracts allow FMR and the trust, on behalf of the funds, to modify the Management Contracts subject to the requirements of the 1940 Act. The existing Management Contracts (Present Contracts) currently require the vote of a majority of the funds' outstanding voting securities to authorize all amendments. See "Modification of Management Contracts Amendment Provisions" on page
   27     for more details. THE AMENDED CONTRACTS WILL RESULT IN A
MANAGEMENT FEE THAT IS LOWER THAN THE FEE PAYABLE UNDER THE PRESENT CONTRACTS. The proposed reduction in each fund's individual fund fee rate was voluntarily adopted by FMR on August 1, 1996. (For information on FMR, see the section entitled "Activities and
Management of FMR" on page        .)

 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACTS. Copies of the Amended Contracts, marked to indicate the proposed amendments, are supplied as Exhibit 2 (Fidelity Asset Manager), Exhibit 3 (Fidelity Asset Manager: Growth), and Exhibit 4 (Fidelity Asset Manager: Income)
on pages    47    ,    50    , and    53    , respectively. Except for
the modifications discussed above, they are substantially identical to the Present Contracts. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts of Fidelity Asset Manager, Fidelity Asset Manager: Growth,
and Fidelity Asset Manager: Income" beginning on page        .) If
approved by shareholders, the Amended Contracts will take effect on November 1, 1999 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contracts are not approved, the Present Contracts will continue in effect through July 31, 2000, and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of each fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contracts modify the Individual Fund Fee Rate from 0.40% of the fund's average net assets to 0.25% of the fund's average net assets for Fidelity Asset Manager, from 0.40% of the fund's average net assets to 0.30% of the fund's average net assets for Fidelity Asset Manager: Growth, and from 0.35% of the fund's average net assets to 0.30% of the fund's average net assets for Fidelity Asset Manager: Income. The Amended Contracts also modify the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $210 billion for Fidelity Asset Manager and Fidelity Asset Manager: Growth, and above $156 billion for Fidelity Asset Manager: Income.

 MODIFICATION TO INDIVIDUAL FUND FEE RATE. The Amended Contract for Fidelity Asset Manager would decrease the fund's Individual Fund Fee Rate from 0.40% to 0.25% of the fund's average daily net assets. The Amended Contract for Fidelity Asset Manager: Growth would decrease the fund's Individual Fund Fee Rate from 0.40% to 0.30% of the fund's average daily net assets. The Amended Contract for Fidelity Asset
Manager: Income would decrease the fund's Individual Fund Fee Rate from 0.35% to 0.30% of the fund's average daily net assets. The proposed reduction in each fund's Individual Fund Fee Rate was voluntarily adopted by FMR on August 1, 1996.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contracts would not change the group fee calculation for assets under management by FMR of $210 billion or less for Fidelity Asset Manager and Fidelity Asset Manager: Growth, and $156 billion or less for Fidelity Asset
Manager: Income. Above these levels of group assets under FMR's management, the Group Fee Rate declines under both the Present Contracts and the Amended Contacts, but under the Amended Contracts, it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on August 1, 1994, and January 1, 1996.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The fee rates for Fidelity Asset Manager and Fidelity Asset Manager: Growth are based on the equity fee rate schedules. The fee rates for Fidelity Asset Manager: Income are based on the fixed-income fee rate schedule. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. For Fidelity Asset Manager and
Fidelity Asset Manager: Growth, the Amended Contracts add    ten
    new fee breakpoints for assets under FMR's management above $210 billion as illustrated in the following table. For Fidelity Asset
Manager: Income, the Amended Contract adds    eleven     new fee
breakpoints for assets under FMR's management above $156 billion. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts of Fidelity Asset Manager, Fidelity Asset Manager: Growth, and
Fidelity Asset Manager: Income" beginning on page        .)


GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT                                                AMENDED CONTRACT

Average Group Assets ($           Fidelity Asset Manager  and   Average Group Assets ($           Amended Contract
billions)                         Fidelity Asset Manager:       billions)
                                  Growth Present  Contracts*

 174                     -   228  .3000%                         174                     -   210  .3000%

 228                     -   282  .2950%                         210                     -   246  .2950%

 282                     -   336  .2900%                         246                     -   282  .2900%

 Over                        336  .2850%                         282                     -   318  .2850%

                                                                 318                     -   354  .2800%

                                                                 354                     -   390  .2750%

                                                                 390                     -   426  .2700%

                                                                 426                     -   462  .2650%

                                                                 462                     -   498  .2600%

                                                                 498                     -   534  .2550%

                                                                 Over                        534  .2500%


The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

150                            .3371%             .3371%

200                            .3284%             .3284%

250                            .3223%             .3219%

300                            .3175%             .3163%

350                            .3133%             .3113%

400                            .3098%             .3067%

450                            .3070%             .3024%

500                            .3048%             .2982%

550                            .3030%             .2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994, and January 1, 1996.

 Average assets under FMR's management for May 31, 1999 were approximately $752 billion.


GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT                                            AMENDED CONTRACT

Average Group Assets ($           Fidelity Asset  Manager:  Average Group Assets ($           Amended Contract
billions)                         Income Present Contract*  billions)

 120                     -   174  .1450%                     120                     -   156  .1450%

 174                     -   228  .1400%                     156                     -   192  .1400%

 228                     -   282  .1375%                     192                     -   228  .1350%

 282                     -   336  .1350%                     228                     -   264  .1300%

 Over                        336  .1325%                     264                     -   300  .1275%

                                                             300                     -   336  .1250%

                                                             336                     -   372  .1225%

                                                             372                     -   408  .1200%

                                                             408                     -   444  .1175%

                                                             444                     -   480  .1150%

                                                             480                     -   516  .1125%

                                                             Over                        516  .1100%


The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

150                            .1736%             .1736%

200                            .1658%             .1652%

250                            .1604%             .1587%

300                            .1565%             .1536%

350                            .1533%             .1494%

400                            .1507%             .1459%

450                            .1487%             .1427%

500                            .1471%             .1399%

550                            .1457%             .1372%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994, and January 1, 1996.

 Average assets under FMR's management for May 31, 1999 were approximately $752 billion.

 COMPARISON OF MANAGEMENT FEES. For the month ended May 31, 1999, average assets under management by FMR were approximately $752 billion. Fidelity Asset Manager's management fee rate under the Amended Contract, for the month ended May 31, 1999, would have been 0.5323%, compared to 0.6982% under the Present Contract. Fidelity Asset Manager: Growth's management fee rate under the Amended Contract, for the month ended May 31, 1999, would have been 0.5823%, compared to 0.6982% under the Present Contract. Fidelity Asset
Manager: Income's management fee rate under the Amended Contract, for the month ended May 31, 1999, would have been 0.4299%, compared to 0.4922% under the Present Contract.

 The management fee rate will decline under the Amended Contracts. In particular, the Individual Fund Fee Rate will decrease by 0.15% of Fidelity Asset Manager's average net assets, 0.10% of Fidelity Asset
Manager: Growth's average net assets, and 0.05% of Fidelity Asset
Manager: Income's average net assets. The Group Fee Rates will remain the same under both the Present Contracts and the Amended Contracts until assets under FMR's management exceed $210 billion for Fidelity Asset Manager and Fidelity Asset Manager: Growth, and $156 billion for Fidelity Asset Manager: Income, at which point the Group Fee Rate under the Amended Contracts begins to decline relative to the Present Contracts, resulting in a further reduction in the management fee rate.

 The following chart compares each fund's management fee as calculated under the terms of the Present Contracts for fiscal year ended
September 30, 1998 to the management fee each fund would have incurred if the Amended Contracts had been in effect.

                                Present Contract Management  Amended Contract Management Fee  Percentage Difference
                                Fee*

Fidelity Asset Manager          $ 86,480,000                 $ 66,671,000                      (22.91%)

Fidelity Asset Manager: Growth  $ 34,041,000                 $ 28,667,000                      (15.79%)

Fidelity Asset Manager: Income  $ 3,538,528                  $ 3,112,844                       (12.03%)


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996, nor voluntary adoption of the reduction in the Individual Fund Fee Rate for each fund on August 1, 1996.

 The following chart compares each fund's management fee under the terms of the Present Contracts for the twelve month period ended May 31, 1999 to the management fee each fund would have incurred if the Amended Contracts had been in effect.

                                Present Contract Management  Amended Contract Management Fee  Percentage Difference
                                Fee*

Fidelity Asset Manager          $ 87,262,000                 $ 66,888,000                      (23.35%)

Fidelity Asset Manager: Growth  $ 35,215,000                 $ 29,507,000                      (16.21%)

Fidelity Asset Manager: Income  $ 4,225,179                  $ 3,702,742                       (12.36%)


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996, nor voluntary adoption of the reduction in the Individual Fund Fee Rate for each fund on August 1, 1996.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contracts allow FMR and the Trust, on behalf of a fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contracts explicitly require the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contracts' amendment provisions will allow FMR and the Trust, on behalf of a fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of a fund's Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on September 17, 1998. The Board of Trustees, including all of the Independent Trustees of each fund, considered and approved the modifications to the Individual Fund Fee Rates on July 18, 1996, and considered and approved the modifications to the Group Fee Rate schedules during the two month periods from November to December 1995 and June to July 1994. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contracts. These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.

 In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contracts include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contracts' amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed-income and equity groups. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contracts and the Amended Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratios and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Individual Fund Fee Rate, the reduction of the Group Fee Rate schedule, and the proposed modification to the Present Contracts' amendment provisions are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contracts to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contracts. If approved, the Amended Contracts will take effect on the first day of the first month following shareholder approval.

       5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN
INVESTMENT GRADE BOND FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The amended contract would reduce the management fee from 0.65% to 0.60% of the fund's average daily net assets, resulting in a net decrease of 0.05% of average net assets. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract
Amendment Provisions"    below     for more details. THE AMENDED
CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME OR LOWER THAN THE FEE PAYABLE UNDER THE PRESENT CONTRACT. The proposed 0.05% reduction in the management fee rate was voluntarily adopted by FMR on June 27, 1998. (For information on FMR, see the section entitled
"Activities and Management of FMR" on page        .)

 PROPOSED AMENDMENTS TO THE PRESENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as
Exhibit 5 on page    60    . Except for the modifications discussed
above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Spartan Investment
Grade Bond Fund" beginning on page        .) If approved by
shareholders, the Amended Contract will take effect on November 1, 1999 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2000, and thereafter only as long as its continuance is approved at least annually as above.

 CURRENT MANAGEMENT FEE. The fund's management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. Under the Present Contract, the fund pays FMR an all-inclusive management fee at an annual rate of 0.65% of the fund's average net assets. FMR pays all the expenses involved in the operation of the fund, with the following exceptions: taxes; the fees and expenses of the Independent Trustees; brokerage fees and commissions; interest expenses with respect to borrowings by the fund; and such non-recurring and extraordinary expenses as may arise, including the costs of any litigation to which the fund may be a party, and any obligation the fund may have to indemnify its officers and Trustees with respect to litigation. The fund's management fee is reduced by the amount of compensation that each fund pays to the Independent Trustees.

 MODIFICATION TO MANAGEMENT FEE. The Amended Contract would reduce the management fee from 0.65% to 0.60% of the fund's average daily net assets, resulting in a net decrease of 0.05%. The proposed management fee reduction was voluntarily adopted by FMR on June 27, 1998.

 COMPARISON OF MANAGEMENT FEES. The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended May 31, 1999 to the management fee the fund would have incurred if the Amended Contract had been in effect.

Present Contract Management  Amended Contract Management Fee  Percentage Difference
Fee*

$ 7,710,000                  $ 7,117,000                       (7.69%)


* Does not reflect voluntary adoption of management fee reduction by FMR on June 27, 1998.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

 MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on May 20, 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed-income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modification to the management fee structure, that is the reduction of the management fee and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

       6. TO APPROVE AMENDED SUB-ADVISORY AGREEMENTS WITH FMR FAR EAST FOR FIDELITY ASSET MANAGER, FIDELITY ASSET MANAGER: GROWTH, FIDELITY ASSET MANAGER: INCOME, AND SPARTAN INVESTMENT GRADE BOND FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a
proposal to adopt an amended sub-advisory agreement    among
    FMR   ,     FMR Far East   , and the trust     with respect to the
fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR FAR EAST'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services.

 Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR Far East on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On May 20, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A corresponding modification is also proposed to the amendment provisions in Fidelity Asset Manager's, Fidelity Asset Manager:
Growth's, Fidelity Asset Manager: Income's, and Spartan Investment Grade Bond Fund's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Income on
page        , and "Modification of Management Contract Amendment
Provisions" for Spartan Investment Grade Bond Fund on page    .

 A copy of the form of Amended Agreement for each fund, marked to
indicate the proposed amendments, is supplied as Exhibits    6, 7, 8
and 9     beginning on page    66    . Except for the modifications
discussed above, Fidelity Asset Manager's, Fidelity Asset Manager:
Growth's, Fidelity Asset Manager: Income's, and Spartan Investment Grade Bond Fund's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory
Agreements" beginning on page        .) If approved by shareholders,
each fund's Amended Agreement will take effect on November 1, 1999 (or the first day of the first month following approval) and will remain in effect through July 31, 2000 (in the case of Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager:
Income) or June 30, 2000 (in the case of Spartan Investment Grade Bond
Fund) and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2000 (in the case of Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset
Manager: Income) or June 30, 2000 (in the case of Spartan Investment Grade Bond Fund) and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR Far East for providing the services described
above.    IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD
NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR Far East., with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and
Management of FMR U.K. and FMR Far East" on page        .

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the
Amended Agreement is not approved by shareholders, the    Present
Agreement with FMR Far East will remain in effect    .

       7. TO APPROVE AMENDED SUB-ADVISORY AGREEMENTS WITH FMR U.K. FOR FIDELITY ASSET MANAGER, FIDELITY ASSET MANAGER: GROWTH, FIDELITY ASSET
MANAGER: INCOME, AND SPARTAN INVESTMENT GRADE BOND FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a
proposal to adopt an amended sub-advisory agreement    among
    FMR   ,     FMR U.K.   , and the trust     with respect to the
fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR U.K.'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

 Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR U.K. on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On May 20, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A corresponding modification is also proposed to the amendment provisions in Fidelity Asset Manager's, Fidelity Asset Manager:
Growth's, Fidelity Asset Manager: Income's, and Spartan Investment Grade Bond Fund's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Income on
page        , and "Modification of Management Contract Amendment
Provisions" for Spartan Investment Grade Bond Fund on page        .

 A copy of the form of Amended Agreement for each fund, marked to
indicate the proposed amendments, is supplied as Exhibits    10, 11,
12 and 13     beginning on page    76    . Except for the
modifications discussed above, Fidelity Asset Manager's, Fidelity Asset Manager: Growth's, Fidelity Asset Manager: Income's, and Spartan Investment Grade Bond Fund's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled
"Sub-Advisory Agreements" beginning on page        .) If approved by
shareholders, each fund's Amended Agreement will take effect on November 1, 1999 (or the first day of the first month following approval) and will remain in effect through July 31, 2000 (in the case of Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Income) or June 30, 2000 (in the case of Spartan Investment Grade Bond Fund) and from year to year thereafter, but only as long as its continuance is approved at least annually by
(i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2000 (in the case of Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Income) or June 30, 2000 (in the case of Spartan Investment Grade Bond Fund) and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR U.K. for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and
Management of FMR U.K. and FMR Far East" on page        .

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended
Agreement is approved by shareholders, the Amended Agreement    will
take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

       8. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING DIVERSIFICATION.

 Fidelity Asset Manager's, Fidelity Asset Manager: Growth's, and
Fidelity Asset Manager: Income's current fundamental investment limitation concerning diversification is as follows:

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 Spartan Investment Grade    Bond     Fund's current fundamental
investment limitation concerning diversification is as follows:

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing
diversification (additional language is    ((    underlined   ))    ):

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or
instrumentalities,    ((    or securities of other investment
companies   ))    ) if, as a result, (a) more than 5% of the fund's
total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The percentage limits in the proposed fundamental limitation concerning diversification are imposed by the 1940 Act. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit each fund to invest without limit in the securities of
other investment companies    including the portion of each fund
allocated to the fixed-income market    . Pursuant to an order of
exemption granted by the SEC, each fund may invest    in short-term
bond or     money market funds managed by FMR or an affiliate of
FMR    (the Investment Funds)    . The    Investment     Funds
   currently     do not bear the cost of investment advisory,
management, or transfer agent fees   , although they may do so subject
to the conditions of the SEC order, including Board review of the
total fees paid by shareholders of the fund.     The    Investment
Funds    currently     pay minimal fees for services such as
custodian, auditor,    certain pricing and bookkeeping services,
and Independent Trustees fees. FMR anticipates that    investing in
    the    Investment     Funds will benefit each fund by enhancing
the efficiency of    the investment of cash generated by fund
shareholder or investment activity, or through the investment of fund assets allocated to the short-term bond or money markets in support of a fund's investment objective. For some funds, the Investment Funds
may serve as the     principal option for cash investment.    If the
proposal is approved, f    uture amendments to the funds' fundamental
diversification limitations would continue to require shareholder approval.

 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund and advised by FMR is contained in the Table of Average Net Assets and
Expense Ratios in Exhibits 14 and 15 beginning on page    85 and
89    .

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Mr. Johnson 3d, Ms. Abigail P. Johnson, and Messrs. Pozen,
J. Gary Burkhead, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Robert A. Lawrence, Fred
L. Henning, Jr., Dwight D. Churchill, Richard C. Habermann, Charles S. Morrison II, John J. Todd, Kevin E. Grant, Thomas M. Sprague, and Bradford F. Lewis are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello
   and     Mr. Karstetter, all of these persons hold or have options
to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the    period October 1, 1997 through May 31, 1999,     no
transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

 FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.

 Funds with investment objectives similar to Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund, for which FMR has entered into a sub-advisory agreement with FIMM (the successor to FMR Texas), and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 14 and 15 beginning
on page    85 and 89    .

 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of FMR U.K. and FMR Far East. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST

 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.

 Funds with investment objectives similar to Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibits 14 and 15 beginning on page    86 and 90    .

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FIMM; Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACTS OF
FIDELITY ASSET MANAGER,
FIDELITY ASSET MANAGER: GROWTH, AND
FIDELITY ASSET MANAGER: INCOME

 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 4.

 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Fidelity
Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset
Manager: Income for fiscal 1998 amounted to the following:

Fund Name                       Fees Paid to FSC

Fidelity Asset Manager          $ 26,087,000

Fidelity Asset Manager: Growth  $ 11,266,000

Fidelity Asset Manager: Income  $ 1,690,713

 FSC also received fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for fiscal 1998 for Fidelity Asset Manager, Fidelity Asset Manager:
Growth, and Fidelity Asset Manager: Income were $24,000, $0, and $0, respectively.

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FMR is each fund's manager pursuant to management contracts dated
October 1, 1994 which w   ere     approved by shareholders on
September 21, 1994. The management contracts were submitted to shareholders in connection with a proposal to provide for lower fees when FMR's assets under management exceed certain levels.

 For the services of FMR under each management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, under Fidelity Asset Manager's and Fidelity Asset Manager: Growth's present contracts, the effective annual fee rate at $591 billion of group net assets - the approximate level for September 1998 - was 0.2911%, which is the weighted average of the respective fee rates for each level of group net assets up to $591 billion. Under Asset Manager: Income's present contract, the effective annual fee rate at $591 billion of group net assets - the approximate level for September 1998 - was 0.1353%, which is the weighted average of the respective fee rates for each level of group net assets up to $591 billion.

 On January 1, 1996, FMR voluntarily modified the breakpoints in the group fee rate schedules.

 The revised group fee rate schedule, depicted below, provides for lower management fee rates for Fidelity Asset Manager and Fidelity Asset Manager: Growth as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE                               EFFECTIVE ANNUAL FEE RATES

Average Group Assets                 Annualized Rate  Group Net Assets  Effective Annual  Fee Rate

$0                    -   3 billion   .5200            $ 0.5 billion     .5200%

3                     -   6           .4900             25               .4238

6                     -   9           .4600             50               .3823

9                     -   12          .4300             75               .3626

12                    -   15          .4000            100               .3512

15                    -   18          .3850            125               .3430

18                    -   21          .3700            150               .3371

21                    -   24          .3600            175               .3325

24                    -   30          .3500            200               .3284

30                    -   36          .3450            225               .3249

36                    -   42          .3400            250               .3219

42                    -   48          .3350            275               .3190

48                    -   66          .3250            300               .3163

66                    -   84          .3200            325               .3137

84                    -   102         .3150            350               .3113

102                   -   138         .3100            375               .3090

138                   -   174         .3050            400               .3067

174                   -   210         .3000            425               .3046

210                   -   246         .2950            450               .3024

246                   -   282         .2900            475               .3003

282                   -   318         .2850            500               .2982

318                   -   354         .2800            525               .2962

354                   -   390         .2750            550               .2942

390                   -   426         .2700

426                   -   462         .2650

462                   -   498         .2600

498                   -   534         .2550

Over                      534         .2500


 The revised group fee rate schedule, depicted below, provides for lower management fee rates for Fidelity Asset Manager: Income as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE                               EFFECTIVE ANNUAL FEE RATES

Average Group Assets                 Annualized Rate  Group Net Assets  Effective Annual  Fee Rate

$0                    -   3 billion   .3700%           $ 0.5 billion     .3700%

3                     -   6           .3400            25                .2664

6                     -   9           .3100            50                .2188

9                     -   12          .2800            75                .1986

12                    -   15          .2500            100               .1869

15                    -   18          .2200            125               .1793

18                    -   21          .2000            150               .1736

21                    -   24          .1900            175               .1690

24                    -   30          .1800            200               .1652

30                    -   36          .1750            225               .1618

36                    -   42          .1700            250               .1587

42                    -   48          .1650            275               .1560

48                    -   66          .1600            300               .1536

66                    -   84          .1550            325               .1514

84                    -   120         .1500            350               .1494

120                   -   156         .1450            375               .1476

156                   -   192         .1400            400               .1459

192                   -   228         .1350            425               .1443

228                   -   264         .1300            450               .1427

264                   -   300         .1275            475               .1413

300                   -   336         .1250            500               .1399

336                   -   372         .1225            525               .1385

372                   -   408         .1200            550               .1372

408                   -   444         .1175

444                   -   480         .1150

480                   -   516         .1125

Over                      516         .1100


 The individual fund fee rate for Fidelity Asset Manager and Fidelity Asset Manager: Growth is 0.40%. The individual fund fee rate for Fidelity Asset Manager: Income is 0.35%. Effective August 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate for Fidelity Asset Manager from 0.40% to 0.25%, for Fidelity Asset Manager: Growth from 0.40% to 0.30%, and for Fidelity Asset Manager: Income from 0.35%
to 0.30%, the rate   s     currently in effect. Based on the average
group net assets of the funds advised by FMR for September 1998 each fund's annual management fee would be calculated as follows:

                                Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Fidelity Asset Manager          .2911%          +   0.25%*                   =  .5411%

Fidelity Asset Manager: Growth  .2911%          +   0.30%**                  =  .5911%

Fidelity Asset Manager: Income  .1353%          +   0.30%***                 =  .4353%


* If the voluntary reduction effective August 1, 1996 were not in effect, the total management fee rate in this example would have been 0.6911%.

** If the voluntary reduction effective August 1, 1996 were not in effect, the total management fee rate in this example would have been 0.6911%.

*** If the voluntary reduction effective August 1, 1996 were not in effect, the total management fee rate in this example would have been 0.4853%.

 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 During fiscal 1998, FMR received $66,671,000, $28,667,000, and
$3,112,844 for its services as investment adviser to Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager:
Income, respectively. This fee was equivalent to 0.5409%, 0.5908%, and 0.4351%, respectively, of the average net assets of Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager:
Income.

 FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

 FMR has voluntarily agreed, subject to revision or termination, to reimburse Fidelity Asset Manager: Growth and Fidelity Asset Manager:
Income to the extent that their total operating expenses, as a percentage of their respective average net assets exceed 1.20% and 0.85%, respectively.

PRESENT MANAGEMENT CONTRACT
OF SPARTAN INVESTMENT GRADE BOND FUND

 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 5.

 FMR is responsible for the payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, fees of the custodian, auditor, and interested Trustees; the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agency, dividend disbursing, shareholder services, pricing and bookkeeping services, and administration of the fund's securities lending program.

 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees), interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 FMR is the fund's manager pursuant to a management contract dated September 17, 1992 which was approved by FMR, as the then sole shareholder of the fund on September 23, 1992. The management fee paid to FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.65% of its average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses paid by the fund to the non-interested trustees, for the fiscal year ended 1998 from the fund were $5,189,000.

 FMR may, from time to time, agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

 FMR has voluntarily agreed, subject to revision or termination, to reimburse the fund to the extent that its total operating expenses, as a percentage of its respective average net assets exceed 0.50%.

SUB-ADVISORY AGREEMENTS

 FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM) pursuant to which FIMM chooses certain investments for Fidelity Asset Manager, Fidelity Asset
Manager: Growth, and Fidelity Asset Manager: Income, and primarily directs investments for Spartan Investment Grade Bond Fund. Each sub-advisory agreement is dated January 1, 1999.

 Under the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

 On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Each fund's sub-advisory agreement, dated October 1, 1994, was approved by shareholders on September 21, 1994. The sub-advisory agreements for Fidelity Asset Manager were new agreements. The sub-advisory agreements for Fidelity Asset Manager:
Growth and Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund were amended agreements to permit the sub-advisors discretionary management authority.

 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

 For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.

 For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal year ended 1998 were as follows:

                                FMR U.K.   FMR Far East

Fidelity Asset Manager          $ 496,000  $ 472,000

Fidelity Asset Manager: Growth  $ 145,000  $ 138,000

Fidelity Asset Manager: Income  $ 53,000   $ 50,000

Spartan Investment Grade Bond   $ 0        $ 0
Fund

 For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. or FMR Far East on behalf of Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity
Asset Manager: Income, and Spartan Investment Grade Bond    Fund
for the fiscal year ended 1998.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

 The brokerage commissions paid to NFSC and FBS by each fund for fiscal 1998 are listed in the following table:

                                Brokerage Commissions Paid to  % of Aggregate Commissions  Brokerage Commissions Paid to
                                NFSC                           Paid to NFSC                FBS

Fidelity Asset Manager          $ 1,574,000                    13.44%                      $ 9,000

Fidelity Asset Manager: Growth  $ 787,000                      10.99%                      $ 4,000

Fidelity Asset Manager: Income  $ 40,000                       11.87%                      $ 100



                                % of Aggregate Commissions
                                Paid to FBS

Fidelity Asset Manager          0.07%

Fidelity Asset Manager: Growth  0.06%

Fidelity Asset Manager: Income  0.03%


 For fiscal year 1998, Spartan Investment Grade Bond Fund paid no brokerage commissions to affiliated brokers.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
FORM OF AMENDED AND RESTATED DECLARATION OF TRUST
[DATED NOVEMBER 17, 1994]

 The language to be added to the current Declaration of Trust is ((underlined)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current
Declaration of Trust remain underlined in this Exhibit.

   AMENDED AND RESTATED DECLARATION OF TRUST,
MADE [NOVEMBER 17, 1994]     ((______, 1999))    BY EACH OF THE
TRUSTEES WHOSE SIGNATURE IS AFFIXED HERETO (THE
"TRUSTEES")    ((   .    ))

 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of
Trust)) to incorporate amendments duly adopted; and

 WHEREAS, this Trust was initially made on July 7, 1981 by Edward C. Johnson, 3d and Caleb Loring in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

 SECTION 1. This Trust shall be known as "Fidelity Charles Street
Trust."

DEFINITIONS

 SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:

 (a) The [T]((t))erms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

 (b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

 (c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

 (d) "Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

 [(c)]((   (e)    )) "Net Asset Value" means the net asset value of
each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;

 [(d)]((   (f)    )) "Shareholder" means a record owner of Shares of
the Trust;

 [(f)]((   (g)    )) "Shares" means the equal proportionate
transferable units of interest into which the beneficial interest of
the Trust or each    Series     shall be divided from time to time,
   including such [c]    ((   C    ))   lass or
[c]    ((   C    ))   lasses of Shares as the Trustees may from time
to time create and establish and including fractions of Shares as well
as whole Shares     ((   as    ))    consistent with the requirements
of Federal and/or [other]     ((   state    ))    securities laws;

 (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III[.]((;))

 [(b)]((   (i)    )) [The] "Trust" refers to Fidelity Charles Street
Trust    and reference to the Trust, when applicable to one or more
Series of the Trust, shall refer to any such Series;

 [(e)]((   (j)    )) [The] "Trustees" refer to the individual trustees
in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))

 [(g)]((   (k)))     [The]"1940 Act" refers to the Investment Company
Act of 1940, as amended from time to time    [; and]((    .))

ARTICLE II
PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or [c]((C))lasses ((of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares
((of each Series, and Class thereof, ))   is unlimited    ((   .    ))
[and] [e]((E))ach Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any
prior authorization or vote of the Shareh   olders     [or] of any
Series or [c]((C))lass of [Shareholders of] the Trust   [,]
    ((   (a)    )) to create and establish (and to change in any
manner) Shares or any Series of [c]((C))lasses [of] thereof with such preferences, voting powers, rights((,)) and privileges as the Trustees
may((,)) from time to time((,)) determine[,]((;    (b)    )) to divide
or combine the Shares or any Series or [c]((C))lasses thereof into a
greater or lesser number[,]((;    (c)    )) to classify or reclassify
any issued Shares into one or more Series or [c]((C))lasses of
Shares[,]((;    (d)    )) to abolish any one or more Series or
[c]((C))lasses of Shares[,]((;)) and ((   (e)    )) to take such other
action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

 SECTION 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

 SECTION 3. The ownership of Shares shall be recorded in the books of
the Trust ((   or a transfer or similar agent    )). The Trustees may
make such rules as they consider appropriate for the transfer of
Shares and similar matters. The record books of    the Trust
    ((   as kept by the Trust     or by any transfer or similar agent,
as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash [or]((,))
securitie   s    ((   ,     or other property)) in which the
appropriate Series is authorized to invest, valued as provided in
Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

 SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange((,)) or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class, ))shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes ))for all purposes[,] and shall be referred to as assets belonging to that Series(( or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust(( or of its agent or agents))[,] and shall be held by the Trustees in [T]((t))rust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series((, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class)). Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust [which] ((that)) are not readily identifiable as belonging to any particular Series(( or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series(( or Classes)) in such manner as the Trustees((,)) in their sole discretion((,)) deem fair and equitable(( and shall be referred to as "liabilities belonging to" that Series or Class)). Each such allocation shall be conclusive and binding upon the Shareholders of all Series(( or Classes)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

 SECTION 7. ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond,
contract((   ,    )) or other undertaking issued by or on behalf of
the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

 SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES; ELECTION))

 SECTION 2. ((   The initial Trustees shall be at least three
individuals who shall affix their signatures hereto.    )) On a date
fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of
the Trust.    [    The initial Trustees shall be Edward C. Johnson 3d,
Caleb Loring, Jr., and Frank Nesvet, and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]

TERM OF OFFICE OF TRUSTEES

 SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument,
signed by at least two-thirds ((   (2/3)    )) of the number of
Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote
of two-thirds((   (2/3)    )) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

 SECTION 4. In case of the declination, death, resignation,
retirement, ((   or    ))    removal [,incapacity, or inability]
of any of the Trustees, or in case a vacancy shall, by reason of an
increase in    number     ((of the Trustees)), or for any other
reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the
Commission))   .

TEMPORARY ABSENCE OF TRUSTEES

 SECTION 5. Any Trustee may, by power of attorney, delegate his power
for a period not exceeding six ((   (6)    )) months at any one time
to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the
   Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is]
    physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy [, absence] or
incapacity[,] shall be conclusive    [, provided,     however, that no
vacancy shall remain unfilled    for     a period longer than six
calendar months]   .

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

 SECTION 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:

 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested [,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

 (d) To employ [a] ((one or more)) bank((s,)) [or] trust
compan[y]((ies   , companies     that are members of a national
securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

 (e) To retain a transfer agent and Shareholder servicing agent, or both.

 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

 (g) To set record dates in the manner hereinafter provided for.

 (h) To delegate such authority as they consider desirable to any
officers of the Trust and to    any     ((   investment adviser,
manager,))     [agent,]    custodian    ((   ,    ))    [or]
underwriter    ((   , or other agent or independent
contractor    ))   .

 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee
or nominees    [,     subject in either case to proper safeguards
according to the usual practice of Massachusetts trust companies or
investment companies   ].

 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III(( and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).

 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series[,] ((or Classes, as
appropriate))   ,     provided that any liabilities or expenses
incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.

 (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

 (r) To borrow money((,)) and to pledge, mortgage((,)) or hypothecate the assets of the Trust, subject to ((the)) applicable requirements of the 1940 Act.

 (s) To    establish    , from time to time, a minimum total
investment for Shareholders   [,]     and to require the redemption of
the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

 (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

 (u) (( To interpret the investment policies, practices or limitations of any Series.

 (v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 [(t)]((   (w)    )) Notwithstanding any other provision hereof, to
invest all of the assets of any [s]((S))eries in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person [or] ((of)) any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions
which may be contained in the Bylaws((   , if any    ))   .

ACTION BY THE TRUSTEES

    SECTION     3. ((Except as otherwise provided herein or in the
1940 Act,)) [T]((t))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting ((at)) [of] ((which)) the
   Trustees     ((are present  in    person    ))   .     At any
meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax,)) [or] telegram((, or other electro-mechanical means)) sent
to his home or business address at least twenty-four ((   (24)))
hours in advance of the meeting or by written notice mailed to his
home or business address at least seventy-two((    (72)    )) hours in
advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type prospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL[,] UNDERWRITER,
AND TRANSFER AGENT

INVESTMENT ADVISER

 SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

 SECTION 2. The Trustees may in their discretion from time to time enter into [a]((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[;]((.)) [and s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 SECTION 3. The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into [a] ((one or more)) transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] ((Such)) contract((s)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

 SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission ))([including any amendments thereof] or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to
Section 1 shall be effective unless assented to by a Majority
Shareholder Vote].

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 SECTION 1. The Shareholders shall have power to vote
[(i)]((   (a)    )) for the election of Trustees as provided in
Article IV, Section 2[, (ii)]((;    (b)    )) for the removal of
Trustees as provided in Article IV, Section 3(d)[, (iii)]((;
   (c) )) with respect to any investment advisory or management contract as provided in Article VII, Section((s)) 1 and
5   [,(iv)]    ((; (d) with respect to any termination, merger,
consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4;
   (e)    )) with respect to the amendment of this Declaration of
Trust as provided in Article XII, Section 7[, (v)]((;    (f)    )) to
the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the
Trust[,]((;)) and [(vi)]((   (g)    )) with respect to such additional
matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]((s))tate, as the Trustees may consider desirable.

 On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, except ((as
provided in the following sentence and except)) [(i)]((   (a)))
when required by the 1940 Act, Shares shall be voted in the aggregate
and not by individual Series; and [(ii)]((   (b)))     when the
Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon.(( The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A [s]((S))hareholder of each [s]((S))eries ((or
   Clas    s thereof)) shall be entitled to one vote for each dollar
of net asset value (number of [s]((S))hares owned times net asset
value per    share) of such [s]    ((   S    ))   eries     ((or Class
thereof))[,] on any matter on which such [s]((S))hareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.

MEETINGS

 SECTION 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders
owning at least one-tenth ((   (1/10)    )) of the outstanding Shares
entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by any applicable order or orders of the
Commission or any rules or    regulations adopted or interpretative
releases of the     Commission,))    [the same may be amended from
time to time,]     seek the opportunity of furnishing materials to the
other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders
shall be entitled to at least fifteen ((   (15)    )) days' notice of
any meeting.

QUORUM AND REQUIRED VOTE

 SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the
transaction of business by that Series ((   or Class    )). Any lesser
number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee((,)) provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a
Series ((   or Class    )), then a majority of the Shares of that
Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

 SECTION 1. The Trustees shall at all times employ a bank((, a company that is a member of a national securities exchange,)) [or] trust company((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the
Commission thereunder,)) having capital, surplus((   ,    )) and
undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, if any)):

 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

 (3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:

 (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

 (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series(( or Class thereof)) in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((, a company that is a member of a
national securities exchange,)) [or] trust company[   organized under
the laws of the United States or one of the states thereof
and]    ((   ,     or other entity permitted under the 1940 Act, as
modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, ))having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000)((,)) or such other [person] ((amount)) as [may] ((shall)) be [permitted] ((allowed)) by the Commission[,] or [otherwise in accordance with] ((by)) the 1940 Act [as from time to time amended].

CENTRAL [CERTIFICATE] DEPOSITORY SYSTEM

 SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or
otherwise in accordance with the    1940 Act [as from time to time
amended],    pursuant to which system all securities of any particular
class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).

ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]
((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))

DISTRIBUTIONS

 SECTION 1.

 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

 (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof,)) at the election of each Shareholder of that Series.

 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as
provided in    ((Article     XII,)) Section 3[hereof a "stock
dividend   ].["]

REDEMPTIONS

 SECTION 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

 SECTION 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value per Share last determined to be determined again in ((a)) similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

 SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]
((INDEMNIFICATION OF COVERED PERSONS))

 SECTION 2.

 (a) Subject to the exceptions and limitations contained in Section
(b) below:

  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b) No indemnification shall be provided hereunder to a Covered
Person:

  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

   (A) by the court or other body approving the settlement;

   (B) by at least a majority of those Trustees who are neither
[i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either
[(a)]((   (i)    )) such Covered Person shall have provided
appropriate security for such
undertaking   [,(b)]    ((   ;(ii)    ))        the Trust is insured
against losses arising out of any such advance payments((;)) or
[(c)]((   (iii)    )) either a majority of the Trustees who are
neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]
((INDEMNIFICATION OF SHAREHOLDERS))

 SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC.

 SECTION 1. It is hereby expressly declared that a trust ((is created
hereby)) and not a partnership[is    created     hereby]((, joint
stock association, corporation, bailment, or any form of a legal
   relationship other than a trust    )). No Trustee hereunder shall
have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEE[']S' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

 SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends((,)) or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date [,] not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]
((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

 [Section 4.]

 [(a)]((SECTION 4.1.   DURATION.    ))    [This]     ((The)) Trust
shall continue without limitation of time((,)) but subject to the
provisions [of sub-section (b)]of this [   Section     4] ((Article
XII)).

 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may

  (i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

  [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

  (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

  (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

 [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

  (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))

 [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

 (((b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

 SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

 SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4,
the Trust or any Series    thereof     sells, conveys, or transfers
substantially all of its assets to another entity or merges or consolidates with another entity.))

FILING OF COPIES, REFERENCES, AND HEADINGS

 SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument [,] and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 SECTION 6. The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are
ordinarily exercised by such    a trust    ((   ,     and the absence
of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or
privilege or take    such actions    ))   .

AMENDMENTS

 SECTION 7. [If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case,] ((Except as specifically provided herein,)) the Trustees [shall] ((may, without shareholder vote,)) amend or otherwise supplement this [instrument,] ((Declaration of Trust)) by making ((an amendment,)) a [d]((D))eclaration of [t]((T))rust supplemental hereto [, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this
Article XII.] ((or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))

FISCAL YEAR

 SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof ))as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying
word "   Fidelity    ["].((")) FMR may from time to time use the
identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other
investment companies,    corporations    ((   ,    )) or businesses
[which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

 ((SECTION 10.(a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

  (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

 IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.))

[SIGNATURE LINES OMITTED]

EXHIBIT 2

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION made] ((AGREEMENT AMENDED and RESTATED as of)) this 1st day of [October 1994] ((__________,1999)), by and between Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Asset Manager (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")(( as set forth in its entirety below)).

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [December 28, 1988] ((October 1, 1994)), to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall((,)) when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of October 1, 1994 or the first day of the month following approval] ((____, 1999)).

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [F]((f))und's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets        Annualized Fee Rate (for each
                          level)

0         -  $ 3 billion  .5200%

3         -  6            .4900%

6         -  9            .4600%

9         -  12           .4300%

12        -  15           .4000%

15        -  18           .3850%

18        -  21           .3700%

21        -  24           .3600%

24        -  30           .3500%

30        -  36           .3450%

36        -  42           .3400%

42        -  48           .3350%

48        -  66           .3250%

66        -  84           .3200%

84        -  102          .3150%

102       -  138          .3100%

138       -  174          .3050%

[174      -  228]         [.3000%]

[228      -  282]         [.2950%]

[282      -  336]         [.2900%]

[Over        336]         [.2850%]

((174))   -  ((210))      ((.3000))%

((210))   -  ((246))      ((.2950))%

((246))   -  ((282))      ((.2900))%

((282))   -  ((318))      ((.2850))%

((318))   -  ((354))      ((.2800))%

((354))   -  ((390))      ((.2750))%

((390))   -  ((426))      ((.2700))%

((426))   -  ((462))      ((.2650))%

((462))   -  ((498))      ((.2600))%

((498))   -  ((534))      ((.2550))%

((Over))     ((534))      ((.2500))%

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be [.40%] ((0.25%)).

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30, 1995] ((July 31, 2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER: GROWTH
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION made]((AGREEMENT AMENDED and RESTATED as of)) this 1st day of [October 1994] ((_______, 1999)), by and between Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Asset Manager: Growth (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [October 1, 1992] ((October 1, 1994)) to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall((,)) when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of October 1, 1994 or the first day of the month following approval] ((________, 1999)).

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [F]((f))und's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets        Annualized Fee Rate (for each
                          level)

0         -  $ 3 billion  .5200%

3         -  6            .4900%

6         -  9            .4600%

9         -  12           .4300%

12        -  15           .4000%

15        -  18           .3850%

18        -  21           .3700%

21        -  24           .3600%

24        -  30           .3500%

30        -  36           .3450%

36        -  42           .3400%

42        -  48           .3350%

48        -  66           .3250%

66        -  84           .3200%

84        -  102          .3150%

102       -  138          .3100%

138       -  174          .3050%

[174      -  228]         [.3000%]

[228      -  282]         [.2950%]

[282      -  336]         [.2900%]

[Over        336]         [.2850%]

((174))   -  ((210))      ((.3000))%

((210))   -  ((246))      ((.2950))%

((246))   -  ((282))      ((.2900))%

((282))   -  ((318))      ((.2850))%

((318))   -  ((354))      ((.2800))%

((354))   -  ((390))      ((.2750))%

((390))   -  ((426))      ((.2700))%

((426))   -  ((462))      ((.2650))%

((462))   -  ((498))      ((.2600))%

((498))   -  ((534))      ((.2550))%

((Over))     ((534))      ((.2500))%

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be [.40%] ((0.30%)).

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30, 1995] ((July 31, 2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

   ((    UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CHARLES STREET TRUST:
FIDELITY ASSET MANAGER: INCOME
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION made]((AGREEMENT AMENDED and RESTATED as of)) this 1st day of [October 1994] ((_______, 1999)), by and between Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Asset Manager: Income (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [July 16, 1992] ((October 1, 1994)) to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall((,)) when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of October 1, 1994 or the first day of the month following approval] ((________, 1999)).

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [F]((f))und's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets        Annualized Fee Rate (for each
                          level)

0         -  $ 3 billion  .3700%

3         -  6            .3400%

6         -  9            .3100%

9         -  12           .2800%

12        -  15           .2500%

15        -  18           .2200%

18        -  21           .2000%

21        -  24           .1900%

24        -  30           .1800%

30        -  36           .1750%

36        -  42           .1700%

42        -  48           .1650%

48        -  66           .1600%

66        -  84           .1550%

84        -  120          .1500%

[120      -  174]         [.1450%]

[174      -  228]         [.1400%]

[228      -  282]         [.1375%]

[282      -  336]         [.1350%]

[Over        336]         [.1325%]

((120))   -  ((156))      ((.1450))%

((156))   -  ((192))      ((.1400))%

((192))   -  ((228))      ((.1350))%

((228))   -  ((264))      ((.1300))%

((264))   -  ((300))      ((.1275))%

((300))   -  ((336))      ((.1250))%

((336))   -  ((372))      ((.1225))%

((372))   -  ((408))      ((.1200))%

((408))   -  ((444))      ((.1175))%

((444))   -  ((480))      ((.1150))%

((480))   -  ((516))      ((.1125))%

((Over))     ((516))      ((.1100))%

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be [.35%]((0.30%)).

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30, 1995] ((July 31, 2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange]Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CHARLES STREET TRUST:
SPARTAN INVESTMENT GRADE BOND FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AGREEMENT [made] ((AMENDED and RESTATED as of)) this [17th] ((1st)) day of [September 1992] ((______, 1999)), by and between Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the ["](("))Fund"), on behalf of Spartan Investment Grade Bond Fund (hereinafter called the ["](("))Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the ["](("))Adviser") ((as set forth in its entirety below)).

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 5 of the existing Management Contract dated September 17, 1992 to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on___________, 1999.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the ["](("))1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are ["](("))interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not ["](("))interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

  (d) The Adviser [,at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of [.65%] ((0.60%)) of the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month; ((provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

 In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.))

 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).

 5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until [May 31, 1993] ((June 30, 2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational documents)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.

 ((7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms ["](("))vote" of a majority of the outstanding voting securities," ["](("))assignment," and ["](("))interested" persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY CHARLES STREET TRUST ON BEHALF OF
FIDELITY ASSET MANAGER

 [AGREEMENT] ((AMENDMENT)) made this [1st] day of [October 1994] ((__________)), ((1999)), by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Asset Manager (hereinafter called the "Portfolio").

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 1, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on __________, 1999.))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is
to act as investment manager [to] ((of)) the Portfolio   [    ,] ((;))
and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information,
research reports and investment recommendations   [    ,   ]     as
the [Adviser] ((Advisor)) may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the
((Sub-Advisor))   [,]    shall place all orders for the purchase and
sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until [June 30, 1995] ((July 31, 2000)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor,
the Sub-Advisor and the Portfolio   [,     such consent on the part of
the Portfolio to be authorized by vote of a majority of the
outstanding voting securities of the    Portfolio]    ((    subject to
the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the
Commission    ))   .

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

   EXHIBIT 7

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY CHARLES STREET TRUST ON BEHALF OF
FIDELITY ASSET MANAGER: GROWTH

    [AGREEMENT]     ((AMENDMENT)) made this [1st] day of [October
1994] ((__________, 1999)), by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Asset Manager: Growth (hereinafter called the "Portfolio").

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 1, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on __________, 1999.))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (A) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including
but not limited to services such as managing    foreign     currency
investments, purchasing and selling or writing futures and options
contracts, borrowing money((   ,    )) or lending securities on behalf
of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES:The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor:The
Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph
(a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers [or] ((and)) reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph [(1)] ((1)) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph
(b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 [6] ((6)). Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 (7) ((7.)) Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until [June 30, 1995] ((July 31, 2000)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor,
the Sub-Advisor and the Portfolio   [    , such consent on the part of
the Portfolio to be authorized by vote of a majority of the
outstanding voting securities of the Portfolio]((    subject to the
provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the
Commission    ))   .

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

   EXHIBIT 8

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY CHARLES STREET TRUST ON BEHALF OF
FIDELITY ASSET MANAGER: INCOME

 [AGREEMENT   ]     ((AMENDMENT)) made this [1st] day of [October
1994] ((______, 1999)), by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Asset Manager: Income (hereinafter called the "Portfolio").

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 1, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on __________, 1999.))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options
contracts, borrowing    money    ((   ,    )) or lending securities on
behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such
waivers [or] ((   and    )) reimbursements, then the Sub-Advisor shall
be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph [(1)] ((1)) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph
(b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 [8] ((8.)) Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until [June 30, 1995] ((July 31, 2000)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor,
the Sub-Advisor and the Portfolio   [, such consent on the part of the
Portfolio to be authorized by vote of a majority of the outstanding
voting securities of the Portfolio]    ((    subject to the provisions
of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or
interpretative releases of, the Commission    ))   .

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

   EXHIBIT 9

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY CHARLES STREET TRUST ON BEHALF OF
SPARTAN INVESTMENT GRADE BOND FUND

 [AGREEMENT]    ((AMENDMENT))     made this [1st]    ((    __   ))
day of [October 1994]    ((    ________, 1999   ))    , by and between
Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Spartan Investment Grade Bond Fund (hereinafter called the "Portfolio").

    ((    Required authorization and approval by shareholders and
Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 1, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on
__________, 1999.   ))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June
30, [1995] ((2000   ))     and indefinitely thereafter, but only so
long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor,
the Sub-Advisor and the Portfolio   [, such consent on the part of the
Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

   EXHIBIT 10

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY CHARLES STREET TRUST ON BEHALF OF
FIDELITY ASSET MANAGER

 [AGREEMENT]    ((AMENDMENT))     made this [1st]    ((    __   ))
day of [October 1994]    ((    _______, 1999   ))    , by and between
Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Asset Manager (hereinafter called the "Portfolio").

    ((    Required authorization and approval by shareholders and
Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 1, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on
__________, 1999   ))    .

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under
subparagraph (b) of paragraph 1 of this Agreement,    the
Sub-Advisor[,]     shall place all orders for the purchase and sale of
portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until [June
30, 1995]    ((    July 31, 2000)) and indefinitely thereafter, but
only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor,
the Sub-Advisor and the Portfolio   [, such consent on the part of the
Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to
be signed [on]    ((    in   ))     their behalf by their respective
officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

   EXHIBIT 11

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY CHARLES STREET TRUST ON BEHALF OF
FIDELITY ASSET MANAGER: GROWTH

 [AGREEMENT]    ((AMENDMENT))     made this [1st]    ((    __   ))
day of [October 1994]    ((    _______, 1999   ))    , by and between
Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Asset Manager: Growth (hereinafter called the "Portfolio").

    ((    Required authorization and approval by shareholders and
Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 1, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on
__________, 1999.   ))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until [June
30, 1995]    ((    July 31, 2000   ))     and indefinitely thereafter,
but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor,
the Sub-Advisor and the Portfolio   [, such consent on the part of the
Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

   EXHIBIT 12

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY CHARLES STREET TRUST ON BEHALF OF
FIDELITY ASSET MANAGER: INCOME

 [AGREEMENT]    ((AMENDMENT))     made this [1st]    ((    __   ))
day of [October 1994]    ((    ___________, 1999   ))    , by and
between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Asset Manager:
Income (hereinafter called the "Portfolio").

    ((    Required authorization and approval by shareholders and
Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 1, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on
__________, 1999.   ))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until [June 30, 1995] ((July 31, 2000)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor,
the Sub-Advisor and the Portfolio   [, such consent on the part of the
Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 13

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY CHARLES STREET TRUST ON BEHALF OF
SPARTAN INVESTMENT GRADE BOND FUND

 [AGREEMENT]    ((AMENDMENT))     made this [1st]    ((    __   ))
day of [October 1994]    ((    ________, 1999   ))    , by and between
Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Spartan Investment Grade Bond Fund (hereinafter called the "Portfolio").

    ((    Required authorization and approval by shareholders and
Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated October 1, 1994, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on
__________, 1999.   ))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9. Duration and Termination of Agreement; Amendments:

  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until June
30, [1995]    ((    2000   ))     and indefinitely thereafter, but
only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Agreement may be modified by mutual consent of the Advisor,
the Sub-Advisor and the Portfolio   [, such consent on the part of the
Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio](( subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 14

   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS


INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

GROWTH AND INCOME

Fidelity Fund ((pound))           6/30/98             $ 6,846.9           0.38%

Growth & Income II ** ((pound))   6/30/99              113.6              0.49(bold italic B)

Balanced ((pound))                7/31/98              4,522.1            0.44

Global Balanced ((rex-all))       7/31/98              75.1               0.74

Growth & Income ((pound))         7/31/98              39,193.8           0.49

Puritan (&)                       7/31/98              23,485.5           0.44

Asset Manager ((pound))           9/30/98              12,325.9           0.54

Asset Manager: Growth ((pound))   9/30/98              4,852.5            0.59

Asset Manager: Income             9/30/98              715.4              0.44
((pound))

Advisor Balanced: (&)

 Class A                          10/31/98             16.2               0.44

 Class B                          10/31/98             53.9               0.44

 Class T                          10/31/98             2,956.4            0.44

 Class C                          10/31/98             30.0               0.44

 Institutional Class              10/31/98             62.1               0.44

International Growth & Income     10/31/98             965.9              0.74
((rex-all))

Advisor Asset Allocation: **(&)

 Class A                          11/30/99             0.8                0.59(bold italic B)

 Class B                          11/30/99             2.0                0.59(bold italic B)

 Class T                          11/30/99             3.0                0.59(bold italic B)

 Class C                          11/30/99             1.1                0.59(bold italic B)

 Institutional Class              11/30/99             0.7                0.59(bold italic B)

Advisor Equity Income:
((pound))

 Class A                          11/30/98             47.7               0.49

 Class B                          11/30/98             799.3              0.49

 Class T                          11/30/98             2,493.2            0.49

 Class C                          11/30/98             18.1               0.49

 Institutional Class              11/30/98             484.1              0.49

Advisor Growth & Income:
((pound))

 Class A                          11/30/98             17.9               0.49

 Class B                          11/30/98             78.7               0.49

 Class T                          11/30/98             254.7              0.49

 Class C                          11/30/98             21.9               0.49

 Institutional Class              11/30/98             85.6               0.49

Convertible Securities            11/30/98             1,041.0            0.52
((pound))

Equity-Income II ((pound))        11/30/98             17,892.7           0.49

Variable Insurance Products:

 Equity-Income

  Initial Class                   12/31/98             10,951.9           0.49

  Service Class                   12/31/98             111.6              0.49

Variable Insurance Products II:

 Asset Manager ((pound))

  Initial Class                   12/31/98             4,632.2            0.54

  Service Class                   12/31/98             1.7                0.54

 Asset Manager: Growth
((pound))

  Initial Class                   12/31/98             495.2              0.59

  Service Class                   12/31/98             1.1                0.59

Variable Insurance Products
III:

 Balanced Portfolio ((pound))

  Initial Class                   12/31/98            $ 255.6             0.44%

  Service Class                   12/31/98             3.3                0.44

 Growth & Income ((pound))

  Initial Class                   12/31/98             701.0              0.49

  Service Class                   12/31/98             6.5                0.49

Equity-Income ((pound))           1/31/99              18,442.4           0.47

Utilities Fund ((pound))          1/31/99              1,823.2            0.60



   (a) All fund data are as of the fiscal year end noted in the chart or as of May 31, 1999, if fiscal year end figures are not yet available.
   (b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions for presentation purposes.
   ** Less than a complete fiscal year
   ((sunburst)) Average net assets for the period shown were less than
$100,000
   ((rex-all)) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates:
Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L), with respect to the fund.
   ((pound)) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
   (&) FMR has entered into sub-advisory agreements with Fidelity Investments Money Management, Inc., FMR U.K. and FMR Far East, with respect to the fund.
   (bold italic B) Based on estimated expenses for the first year.

EXHIBIT 15

   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS


INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

TAXABLE BOND

The North Carolina Capital
Management Trust:

 Term Portfolio (u)               6/30/98             $ 71.0              0.35%

Ginnie Mae ((pound)) (u)          7/31/98              863.5              0.42*

Government Income (u)             7/31/98              1,191.0            0.44

Intermediate Government           7/31/98              735.8              0.38
Income ((pound)) (u)

Target Timeline Funds:
((pound)) (u)

 1999                             7/31/98              13.1               0.00*

 2001                             7/31/98              11.7               0.00*

 2003                             7/31/98              16.4               0.00*

Spartan Ginnie Mae (u)            8/31/98              614.3              0.38*

Short-Intermediate Government     9/30/98              126.3              0.44
(u)

Spartan Investment Grade Bond     9/30/98              820.2              0.38*
((pound)) (u)

Spartan Short-Term Bond           9/30/98              316.3              0.38*
((pound)) (u)

Advisor Mortgage Securties:
((pound))(#)(u)

 Class A                          10/31/98             0.8                0.44

 Class B                          10/31/98             4.0                0.44

 Class T                          10/31/98             14.6               0.44

 Institutional Class              10/31/98             21.3               0.44

 Initial Class                    10/31/98             471.0              0.44

Advisor Government
Investment: ((pound))(u)

 Class A                          10/31/98             3.1                0.43

 Class B                          10/31/98             29.1               0.43

 Class T                          10/31/98             161.2              0.43

 Class C                          10/31/98             3.7                0.43

 Institutional Class              10/31/98             24.7               0.43

Advisor High Yield: ((pound))

 Class A                          10/31/98             87.2               0.58

 Class B                          10/31/98             823.9              0.58

 Class T                          10/31/98             2,481.8            0.58

 Class C                          10/31/98             71.0               0.58

 Institutional Class              10/31/98             117.4              0.58

Advisor Short Fixed-Income:
((pound))(u)

 Class A                          10/31/98             6.5                0.44

 Class T                          10/31/98             336.8              0.44

 Class C                          10/31/98             2.0                0.44

 Institutional Class              10/31/98             6.5                0.44

Advisor Intermediate Bond:
((pound))(#)(u)

 Class A                          11/30/98             6.1                0.43

 Class B                          11/30/98             27.2               0.43

 Class T                          11/30/98             278.0              0.43

 Class C                          11/30/98             2.5                0.43

 Institutional Class              11/30/98             173.2              0.43

Institutional                     11/30/98             356.7              0.45
Short-Intermediate
Government (u)

Real Estate High Income           11/30/98             73.1               0.73

Advisor Emerging Markets
Income: ((epslon))(#)

 Class A                          12/31/98            $ 2.5               0.69%

 Class B                          12/31/98             20.4               0.69

 Class T                          12/31/98             72.8               0.69

 Class C                          12/31/98             0.4                0.69

 Institutional Class              12/31/98             1.0                0.69

Advisor Strategic Income:
((pound))(#)(u)

 Class A                          12/31/98             6.9                0.58

 Class B                          12/31/98             68.3               0.58

 Class T                          12/31/98             162.4              0.58

 Class C                          12/31/98             7.0                0.58

 Institutional Class              12/31/98             6.0                0.58

International Bond ((epslon))     12/31/98             74.5               0.68

New Markets Income ((rex-all))    12/31/98             279.0              0.69

Real Estate High Income II        12/31/98             132.0              0.73

Strategic Income **               12/31/98             18.3               0.04(dagger)*

Variable Insurance Products:

 High Income ((pound))

  Initial Class                   12/31/98             2,449.6            0.58

  Service Class                   12/31/98             66.6               0.58

Variable Insurance Products
II:

 Investment Grade Bond (u)        12/31/98             262.9              0.43

U.S. Bond Index (u)               2/28/99              1,060.1            0.07*

Capital & Income ((pound))        4/30/99              2,276.0            0.58

High Income ((pound))             4/30/99              3,015.0            0.80

Intermediate Bond ((pound)) (u)   4/30/99              3,336.4            0.43

Investment Grade Bond             4/30/99              2,091.6            0.43
((pound)) (u)

Short-Term Bond ((pound)) (u)     4/30/99              857.0              0.41*

Spartan Government Income (u)     4/30/99              560.0              0.60*



   (a) All fund data are as of the fiscal year end noted in the chart or as of May 31, 1999.
   (b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by (#).
   ** Less than a complete fiscal year
   (dagger) Annualized
   ((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
   ((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
   ((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
   (u) Fidelity Management & Research Company has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.

   Fidelity, Fidelity Investments, Magellan, and Spartan are registered trademarks of FMR Corp.

   Any third party trademarks or service marks appearing above are the property of their respective owners.

CHA-pxs-0899                                                                              CUSIP#316069103/FUND#314
1.721399.100                                                                              CUSIP#316069301/FUND#321
                                                                                          CUSIP#316069400/FUND#328
                                                                                          CUSIP#316069608/FUND#448

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------
FIDELITY CHARLES STREET TRUST:  FIDELITY ASSET MANAGER
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Charles Street Trust: Fidelity Asset Manager
which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at
   27 State Street, 10th Floor    , Boston, MA 02109, on October 5,
1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                                             ,1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 (314, 321, 328, 448 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
      (01) Ralph F. Cox, (02)     contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) E.
    Bradley Jones, (06) Donald
    J. Kirk, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    and (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________


2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of Trust.

4.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

6.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    Fidelity Management &
    Research (Far East) Inc. for
    the fund.

7.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    sub-advisory agreement with
    Fidelity Management &
    Research (U.K.) Inc. for the
    fund.

8.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    fundamental investment
    limitation concerning
    diversification to exclude
    "securities of other
    investment companies" from
    the limitation.



   FAA-PXC-0899                                                               CUSIP #316069103/FUND #314 HH
AMG-PXC-0899                                                                  CUSIP #316069301/FUND #321 HH
AMI-PXC-0899                                                                  CUSIP #316069400/FUND #328 HH


Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CHARLES STREET TRUST:  FIDELITY ASSET MANAGER: GROWTH
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Charles Street Trust: Fidelity Asset Manager:
Growth which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the
trust at    27 State     Street, 10th Floor, Boston, MA 02109, on
October 5, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                                            , 1999

_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 (314, 321, 328, 448 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
    (01) Ralph F. Cox, (02)        contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) E.
    Bradley Jones, (06) Donald
    J. Kirk, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    and (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________


2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of Trust.

4.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

6.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    Fidelity Management &
    Research (Far East) Inc. for
    the fund.

7.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    sub-advisory agreement with
    Fidelity Management &
    Research (U.K.) Inc. for the
    fund.

8.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    fundamental investment
    limitation concerning
    diversification to exclude
    "securities of other
    investment companies" from
    the limitation.



   FAA-PXC-0899                                                                 CUSIP #316069103/FUND #314 HH
AMG-PXC-0899                                                                    CUSIP #316069301/FUND #321 HH
AMI-PXC-0899                                                                    CUSIP #316069400/FUND #328 HH


Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CHARLES STREET TRUST:  FIDELITY ASSET MANAGER: INCOME
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Charles Street Trust: Fidelity Asset Manager:
Income which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the
trust at    27 State     Street, 10th Floor, Boston, MA 02109, on
October 5, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                                            , 1999

_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 (314, 321, 328, 448 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
      (01) Ralph F. Cox, (02)     contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) E.
    Bradley Jones, (06) Donald
    J. Kirk, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    and (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________


2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of Trust.

4.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

6.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    Fidelity Management &
    Research (Far East) Inc. for
    the fund.

7.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    sub-advisory agreement with
    Fidelity Management &
    Research (U.K.) Inc. for the
    fund.

8.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    fundamental investment
    limitation concerning
    diversification to exclude
    "securities of other
    investment companies" from
    the limitation.



   FAA-PXC-0899                                                                CUSIP #316069103/FUND #314 HH
AMG-PXC-0899                                                                   CUSIP #316069301/FUND #321 HH
AMI-PXC-0899                                                                   CUSIP #316069400/FUND #328 HH


Vote this proxy card TODAY!

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CHARLES STREET TRUST: SPARTAN(registered trademark) INVESTMENT GRADE BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Charles Street Trust: Spartan Investment Grade Bond Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at
   27 State     Street, 10th Floor, Boston, MA 02109, on October 5,
1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                                            , 1999

_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

 (314, 321, 328, 448 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
      (01) Ralph F. Cox, (02)     contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) E.
    Bradley Jones, (06) Donald
    J. Kirk, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    and (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________


2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of Trust.

5.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    management contract for the
    fund.

6.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    Fidelity Management &
    Research (Far East) Inc. for
    the fund.

7.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    sub-advisory agreement with
    Fidelity Management &
    Research (U.K.) Inc. for the
    fund.

8.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    fundamental investment
    limitation concerning
    diversification to exclude
    "securities of other
    investment companies" from
    the limitation.



SIG-PXC-0899                                                                       CUSIP #316069608/FUND #448 HH


IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

FIDELITY ASSET MANAGER
FIDELITY ASSET MANAGER: GROWTH
FIDELITY ASSET MANAGER: INCOME
SPARTAN(Registered trademark) INVESTMENT GRADE BOND FUND

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on October 5, 1999. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
You may be asked to vote on the following proposals:
1. To elect a Board of Trustees.
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.
3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
4. To approve an amended management contract for each of Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset
Manager: Income.
5. To approve an amended management contract for Spartan Investment Grade Bond Fund.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund.
8. To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation for each fund.

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the funds' shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.

WHY ARE FIDELITY ASSET MANAGER, FIDELITY ASSET MANAGER: GROWTH, AND FIDELITY ASSET MANAGER: INCOME PROPOSING AMENDED MANAGEMENT CONTRACTS? (PROPOSAL 4)
The amended management contracts would lower two components of the management fee which Fidelity Management & Research Company (FMR) receives from the funds. The management fee rate is the sum of two components: a Group Fee rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee rate. First, the amended management contract for Fidelity Asset Manager will reduce the Individual Fund Fee rate from 0.40% to 0.25% of the fund's average daily net assets. For Fidelity Asset Manager: Growth, the Individual Fund Fee rate will be reduced from 0.40% to 0.30% of the fund's average daily net assets, and for Fidelity Asset Manager: Income, the Individual Fund Fee rate will be reduced from 0.35% to 0.30% of the fund's average daily net assets.

Second, the amended management contracts modify the Group Fee rate to provide for lower management fees to be paid to FMR when FMR's assets under management exceed certain levels. Each fund's amended management contract also allows FMR and the trust, on behalf of each fund, to modify the funds' management contracts subject to the requirements of the Investment Company Act of 1940 (1940 Act).

The amended management contracts will result in a management fee that is lower than the fee payable under the present contracts. Please refer to the proxy statement for specific details of each fund's amended management contract proposal.

WHY IS SPARTAN INVESTMENT GRADE BOND FUND PROPOSING AN AMENDED MANAGEMENT CONTRACT? (PROPOSAL 5)
The amended management contract would reduce the management fee from 0.65% to 0.60% of the fund's average daily net assets. The fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the 1940 Act. The amended management contract will result in a management fee that is the same as or lower than the fee payable under the fund's present contract.

WHAT IS A SUB-ADVISORY AGREEMENT AND HOW WILL THE PROPOSED AMENDED SUB-ADVISORY AGREEMENTS AFFECT FIDELITY ASSET MANAGER, FIDELITY ASSET
MANAGER: GROWTH, FIDELITY ASSET MANAGER: INCOME, AND SPARTAN INVESTMENT GRADE BOND FUND? (PROPOSALS 6 AND 7)
The sub-advisory agreements not only allow FMR to receive investment advice and research services from FMR U.K. and FMR Far East, but also permit FMR to grant FMR U.K. and/or FMR Far East investment management authority if FMR believes it would be beneficial to the funds and their shareholders. FMR U.K., with its principal office in London, England, and FMR Far East, with its principal office in Tokyo, Japan, are wholly owned subsidiaries of FMR. Each fund's amended sub-advisory agreements would allow FMR, FMR U.K., FMR Far East, and the trust, on behalf of the fund, to modify the fund's sub-advisory agreements subject to the requirements of the 1940 Act. The proposed agreements would not increase the fees paid to FMR by each fund.

WHAT IS THE BENEFIT OF AMENDING THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE "SECURITIES OF OTHER INVESTMENT COMPANIES" FROM THE LIMITATION FOR EACH FUND? (PROPOSAL 8)
This proposal would permit the funds, subject to the requirements of the 1940 Act, to invest without limit in the securities of other investment companies including the portion of each fund allocated to the fixed-income market. Pursuant to an order of exemption granted by the SEC, the funds may invest in short-term bond or money market funds managed by FMR or an affiliate of FMR (the Investment Funds). FMR anticipates that investing in the Investment Funds will benefit each fund by enhancing the efficiency of the investment of cash generated by fund shareholder or investment activity, or through the investment of fund assets allocated to the short-term bond or money markets in support of a fund's investment objective.

HAS THE FUNDS' BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is August 9, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."